                                                                    EXHIBIT 99.2


                                AMERUS GROUP CO.

                              Financial Supplement
                               First Quarter 2002

                                AMERUS GROUP CO.

                                Analyst Coverage


      Name                     Company                   Phone        Facsimile           e-mail
------------------   -----------------------------    ------------   ------------   ----------------------
Lisa Fasano          Salomon Smith Barney             212-816-7370   212-816-6334   lisa.fasano@ssmb.com

Paul Goulekas        Dowling Partners                 860-676-8600   860-676-8617   paul@dowlingp.com

Jonathan Joseph      Fox-Pitt, Kelton, Inc.           860-520-1542   860-520-1229   jjoseph@foxpitt.com

Tanya Lewandowski    A.G. Edwards & Sons              314-955-2649   314-955-5810   lewandot@agedwards.com

Caitlin Long         Credit Suisse First Boston       212-325-2165   212-325-8197   caitlin.long@csfb.com

Steven Schwartz      Raymond James Financial, Inc.    312-612-7686   312-612-7781   sschwartz@ecm.rjf.com

Elizabeth Werner     Goldman Sachs                    212-902-3646   212-902-2147   elizabeth.werner@gs.com

                                AMERUS GROUP CO.

                              Financial Highlights
                   ($ in thousands, except for per share data)

                                                         FOR THE THREE MONTHS ENDED
                                                                  MARCH 31,
                                                         --------------------------
EARNINGS:                                                  2002             2001
---------                                                --------        ----------
 Net Income                                              $ 24,914        $   11,636

  Adjustments for:

    Net non-core realized losses on
      investments                                           6,420             4,817

    Net amortization of deferred policy acquisition
      costs (DPAC) due to non-core realized
      gains or losses                                      (1,498)           (1,506)

    Net effect of accounting differences
      from the adoption of SFAS 133                         5,322                --

    Demutualization costs                                     285                --

    Restructuring costs                                     1,116                --

    Discontinued operations                                  (456)             (414)

    Cumulative effect of change in accounting
      for derivatives                                          --             8,236
                                                         --------        ----------

    Adjusted Net Operating Income                        $ 36,103        $   22,769
                                                         ========        ==========

BASIC EARNINGS PER SHARE:

  Adjusted Net Operating Income per Share                $   0.87        $     0.76

  Net Income from Continuing Operations per Share        $   0.59        $     0.65

  Net Income per Share                                   $   0.60        $     0.39

  Weighted Average Shares Outstanding                      41,350            29,973

DILUTED EARNINGS PER SHARE:

  Adjusted Net Operating Income per Share                $   0.86        $     0.75

  Net Income from Continuing Operations per Share        $   0.58        $     0.64

  Net Income per Share                                   $   0.59        $     0.38

  Weighted Average Shares Outstanding                      41,969            30,365


CASH EARNINGS PER SHARE(3):

  Basic                                                  $   0.87        $     0.82

  Diluted                                                $   0.86        $     0.81

CAPITALIZATION:                                        3/31/2002         12/31/2001
---------------                                       -----------       -----------
  Bank Borrowings                                          30,000           150,000
  Senior Notes                                            125,000           125,000
  OCEANs                                                  185,124                --
  Surplus Note                                             25,000            25,000
  Other Borrowings                                         15,452            15,574
                                                      -----------       -----------
    TOTAL DEBT                                        $   380,576       $   315,574

  Capital Securities - AmerUs Capital I                     48,095           68,900
  Capital Securities - AmerUs Capital II                       154              154
                                                       -----------      -----------
    TOTAL DEBT AND CAPITAL SECURITIES                  $   428,825      $   384,628

  Stockholders' Equity (excluding AOCI)                  1,201,195        1,225,848
                                                       -----------      -----------
    TOTAL CAPITALIZATION (EXCLUDING AOCI)              $ 1,630,020      $ 1,610,476
                                                       ===========      ===========

  Unrealized Gains/(Losses)                                (23,614)          12,669
                                                       -----------      -----------

    TOTAL CAPITALIZATION (INCLUDING AOCI)              $ 1,606,406      $ 1,623,145
                                                       ===========      ===========

BOOK VALUE PER SHARE(2):

including AOCI                                         $     29.14      $     29.66
excluding AOCI                                         $     29.73      $     29.36

DEBT-TO-CAPITAL RATIO(1):

Standard & Poor's                                            14.95%           23.88%
Moody's                                                      26.31%           23.88%

----------
(1) Debt-to-Capital Ratio excludes AOCI. For Standard & Poor's, the OCEANS are treated as 100% equity. For Moody's, the OCEANs are treated as 100% debt.

(2) Common shares outstanding at 03/31/2002 and 12/31/2001 were 40,407,968 and 41,759,450, respectively.

(3) Cash earnings represents adjusted operating earnings adjusted for goodwill amortization.

                                AMERUS GROUP CO.


                          Consolidated Income Statement

                                ($ in thousands)

                                                                       FOR THE THREE MONTHS ENDED
                                                                               MARCH 31,
                                                                          2002           2001
                                                                      ------------    ------------
       REVENUES:
       Insurance premiums                                             $     92,108    $     57,167
       Universal life and annuity product charges                           42,871          24,266
       Net investment income                                               239,770         181,128
       Realized/unrealized gains (losses) on investments                   (24,712)        (39,835)
       Other income:
         Income from Independent Marketing Organizations                     7,698           5,830
         Other                                                               4,314           4,502
                                                                      ------------    ------------
           TOTAL REVENUE                                                   362,049         233,058


       BENEFITS AND EXPENSES:
       Policyowner benefits - traditional life:
         Death benefits                                                      8,783             523
         Surrender and other benefits                                          796             (11)
         Increase in future policy benefits                                 69,553          45,545
                                                                      ------------    ------------
           Total policyowner benefits - traditional life                    79,132          46,057

       Policyowner benefits - universal life and annuities:
         Interest credited to account balances                             110,617          84,075
         Change in option value of equity-indexed
           products and market value adjustments on
           total return strategy annuities                                 (15,131)        (34,969)
         Benefit claims incurred in excess of account balances
           & other annuity benefits                                         38,938          25,321
                                                                      ------------    ------------
          Total policyowner benefits - universal life and annuities        134,424          74,427

       Underwriting, acquisition and other expenses:
         Commissions                                                           801           2,279
         General insurance and other expenses                               26,332          19,413
         Expenses from Independent Marketing Organizations                   5,444           4,717
         Taxes, licenses and fees                                            3,674           2,983
         Demutualization costs                                                 285              --
         Restructuring costs                                                 1,795              --
         Amortization - value of business acquired (VOBA)                   21,834          18,492
         Amortization - deferred policy acquisition costs (DPAC)            16,452           7,416
         Amortization - goodwill                                                --           1,943
         Amortization - DPAC realized gains/(losses)                         1,556            (638)
                                                                      ------------    ------------
           Total underwriting, acquisition and other expenses               78,173          56,605

       Interest expense:
         Interest on bank debt                                                 805           1,162
         Interest on Senior Notes                                            2,172           2,172
         Interest on Capital Securities (AmerUs Capital I)                   1,524           1,524
         Interest on Capital Securities (AmerUs Capital II)                      4           2,254
         Interest on OCEANs                                                    620              --
         Interest on Surplus Note                                              541              --
         Interest on other borrowings                                          361             220
                                                                      ------------    ------------
           Total interest expense                                            6,027           7,332

       Dividends to policyowners                                            28,403          19,158
                                                                      ------------    ------------

       Income before income taxes                                           35,890          29,479

       Income tax expense                                                  (11,432)        (10,021)
                                                                      ------------    ------------

       Net income from continuing operations                                24,458          19,458

       Income from discontinued operations, net of tax                         456             414
                                                                      ------------    ------------

       Net income before cumulative effect of change in
          accounting for derivatives                                        24,914          19,872

       Cumulative effect of change in accounting for
           derivatives, net of tax                                              --          (8,236)
                                                                      ------------    ------------

       Net income                                                     $     24,914    $     11,636
                                                                      ============    ============


       WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
         Basic                                                          41,349,785      29,973,039

         Diluted                                                        41,968,570      30,365,387

                                AMERUS GROUP CO.

                            Operating Segment Income

                                ($ in thousands)


      FOR THE THREE MONTHS ENDED MARCH 31, 2002

                                                           Protection  Accumulation                   Total
                                                            Products     Products     All Other    Consolidated
                                                           ----------  -------------  ---------    ------------
Revenues:
      Insurance premiums                                   $  88,535    $   2,952     $     621    $  92,108
      Universal life and annuity product charges              32,856       10,015            --       42,871
      Net investment income                                   80,425      158,343         1,002      239,770
      Core realized gains (losses) on investments              4,624           --            --        4,624
      Other income                                               953       10,545           514       12,012
                                                           ---------    ---------     ---------    ---------
                                                             207,393      181,855         2,137      391,385

Benefits and expenses:
      Policyowner benefits                                   109,551      118,340           796      228,687
      Underwriting, acquisition, and other expenses           19,642       12,997         3,612       36,251
      Amortization of deferred policy acquisition costs
           and value of business acquired, net of
           non-core adjustment of $1,556                      14,333       23,953            --       38,286
      Dividends to policyowners                               28,403           --            --       28,403
                                                           ---------    ---------     ---------    ---------

                                                             171,929      155,290         4,408      331,627
                                                           ---------    ---------     ---------    ---------

Adjusted pre-tax operating income                          $  35,464    $  26,565     $  (2,271)      59,758
                                                           =========    =========     =========

      Non-core realized gains (losses) on investments                                                (29,336)

      Change in option value of equity-indexed
          annuity products and market value
          adjustments on total return strategy annuities                                              15,131

      Amortization of deferred policy acquisition costs
           due to non-core realized gains or losses                                                   (1,556)

      Demutualization costs                                                                             (285)

      Restructuring costs                                                                             (1,795)
                                                                                                   ---------

Income from continuing operations                                                                     41,917

Interest (expense)                                                                                    (6,027)

Income tax (expense)                                                                                 (11,432)

Income from discontinued operations, net of tax                                                          456
                                                                                                   ---------

           Net income                                                                              $  24,914
                                                                                                   =========

                                AMERUS GROUP CO.

                            Operating Segment Income

                                ($ in thousands)

      FOR THE THREE MONTHS ENDED MARCH 31, 2001

                                                                       Protection              Accumulation     Total
                                                                        Products      Products   All Other   Consolidated
                                                                       ----------    ---------   ---------   ------------
Revenues:
      Insurance premiums                                                $  52,526    $   4,613   $      28    $  57,167
      Universal life and annuity product charges                           17,134        7,132          --       24,266
      Net investment income                                                53,031      127,188         909      181,128
      Core realized gains (losses) on investments                             244          652          --          896
      Other income                                                             --        8,057       2,275       10,332
                                                                        ---------    ---------   ---------    ---------

                                                                          122,935      147,642       3,212      273,789

Benefits and expenses:
      Policyowner benefits                                                 65,107       90,357         (11)     155,453
      Underwriting, acquisition, and other expenses                        14,140       14,517       2,677       31,334
      Amortization of deferred policy acquisition costs
           and value of business acquired, net of
           non-core adjustment of ($638)                                    9,609       16,300          --       25,909
      Dividends to policyowners                                            19,158           --          --       19,158
                                                                        ---------    ---------   ---------    ---------

                                                                          108,014      121,174       2,666      231,854
                                                                        ---------    ---------   ---------    ---------

Adjusted pre-tax operating income                                       $  14,921    $  26,468   $     546       41,935
                                                                        =========    =========   =========

      Non-core realized gains (losses) on investments                                                           (40,731)

      Change in option value of equity-indexed
          annuity products and market value
          adjustments on total return strategy annuities                                                         34,969

      Amortization of deferred policy acquisition costs
           due to non-core realized gains or losses                                                                 638

                                                                                                              ---------
Income from continuing operations                                                                                36,811

Interest (expense)                                                                                               (7,332)

Income tax (expense)                                                                                            (10,021)

Income from discontinued operations, net of tax                                                                     414

Cumulative effect of change in accounting for derivatives, net of tax                                            (8,236)
                                                                                                              ---------

           Net income                                                                                         $  11,636
                                                                                                              =========

                                AMERUS GROUP CO.

                           Consolidated Balance Sheet

                                ($ in thousands)



                                                  MARCH 31,    DECEMBER 31,
ASSETS:                                             2002           2001
                                                 -----------   -----------
Investments:
  Securities available-for-sale at fair value:
    Fixed maturity securities                    $11,448,608   $11,037,425
    Equity securities                                 18,057        11,362
    Short-term investments                            17,332        14,881
  Securities held for trading purposes:
    Fixed maturity securities                      2,066,719     2,175,106
    Equity securities                                 17,073        12,013
    Short-term investments                             4,200         4,212
Loans                                                927,930       944,532
Real estate                                            1,287         1,405
Policy loans                                         501,037       506,318
Other investments                                    311,052       345,179
                                                 -----------   -----------
  Total investments                               15,313,295    15,052,433

Cash and cash equivalents                            109,214       179,376
Accrued investment income                            184,337       174,238
Premiums, fees and other receivables                   7,733         9,920
Reinsurance receivables                              760,591       732,030
Deferred policy acquisition costs                    740,110       642,680
Value of business acquired                           597,190       583,829
Goodwill                                             204,014       195,484
Property and equipment                                82,267        83,221
Deferred income taxes                                 12,000        12,140
Other assets                                         430,029       270,888
Separate Account assets                              325,380       328,385
Assets of discontinued operations                     31,401        34,528
                                                 -----------   -----------

TOTAL ASSETS                                     $18,797,561   $18,299,152
                                                 ===========   ===========

                                AMERUS GROUP CO.

                           Consolidated Balance Sheet

                                ($ in thousands)


                                                                              MARCH 31,     DECEMBER 31,
LIABILITIES:                                                                    2002            2001
                                                                            ------------    ------------
Policyowner reserves and policyowner funds:
  Future life and annuity benefits                                          $ 15,404,118    $ 15,102,001
  Policyowner funds                                                              722,014         432,941
                                                                            ------------    ------------
    Sub-total                                                                 16,126,132      15,534,942

Accrued expenses and other liabilities                                           476,431         488,949
Dividends payable to policyowners                                                187,021         221,224
Policy and contract claims                                                        39,773          33,147
Income taxes payable                                                              17,444          45,809
Debt:
  Bank debt                                                                       30,000         150,000
  Senior notes                                                                   125,000         125,000
  OCEANs                                                                         185,124              --
  Surplus note                                                                    25,000          25,000
  Other borrowings                                                                15,452          15,574
Separate Account liabilities                                                     325,380         328,385
Liabilities of discontinued operations                                            18,974          23,551
                                                                            ------------    ------------

  TOTAL LIABILITIES                                                           17,571,731      16,991,581

Company-obligated mandatorily-redeemable preferred capital securities of subsidiary trust holding solely junior subordinated debentures of the
Company:
  AmerUs Capital I                                                                48,095          68,900
  AmerUs Capital II                                                                  154             154
                                                                            ------------    ------------
    Sub-total                                                                     48,249          69,054

STOCKHOLDERS' EQUITY:
Preferred Stock, no par value, 20,000,000 shares                                      --              --
  authorized, none issued
Common Stock, no par value, 230,000,000 shares                                    40,408          41,759
  authorized; 40,407,968 shares issued and outstanding in 2002 (net of
  3,213,542 treasury shares) and 41,759,450 shares issued and outstanding in 2001 (net of 1,746,548 treasury shares)
Paid-in capital                                                                1,074,600       1,122,853
Accumulated other comprehensive income (loss)                                    (23,614)         12,669
Unearned compensation                                                               (690)           (727)
Unallocated ESOP shares                                                             (224)           (224)
Retained earnings                                                                 87,101          62,187
                                                                            ------------    ------------

  TOTAL STOCKHOLDERS' EQUITY                                                   1,177,581       1,238,517
                                                                            ------------    ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                  $ 18,797,561    $ 18,299,152
                                                                            ============    ============

                                AMERUS GROUP CO.

                           Consolidated Balance Sheet

                                ($ in thousands)

                                 March 31, 2002

                                                        WITH         FAS 115 AND 133       WITHOUT
ASSETS:                                            FAS 115 AND 133     ADJUSTMENT       FAS 115 AND 133
                                                   ---------------   ---------------    ---------------
Investments:
  Securities available-for-sale at fair value:
    Fixed maturity securities                        $11,448,608       $    10,373        $11,458,981
    Equity securities                                     18,057               141             18,198
    Short-term investments                                17,332               (15)            17,317
  Securities held for trading purposes:
    Fixed maturity securities                          2,066,719                --          2,066,719
    Equity securities                                     17,073                --             17,073
    Short-term investments                                 4,200                --              4,200
Loans                                                    927,930                --            927,930
Real estate                                                1,287                --              1,287
Policy loans                                             501,037                --            501,037
Other investments                                        311,052             6,867            317,919
                                                                                          -----------
                                                                       -----------        -----------
    Total invested assets                             15,313,295            17,366         15,330,661

Cash and cash equivalents                                109,214                --            109,214
Accrued investment income                                184,337                --            184,337
Premiums, fees and other receivables                       7,733                --              7,733
Reinsurance receivables                                  760,591                --            760,591
Deferred policy acquisition costs                        740,110                20            740,130
Value of business acquired                               597,190             4,515            601,705
Goodwill                                                 204,014                --            204,014
Property and equipment                                    82,267                --             82,267
Deferred income taxes                                     12,000            (9,039)             2,961
Other assets                                             430,029                --            430,029
Separate Account assets                                  325,380                --            325,380
Assets of discontinued operations                         31,401                --             31,401
                                                     -----------       -----------        -----------

TOTAL ASSETS                                         $18,797,561       $    12,862        $18,810,423
                                                     ===========       ===========        ===========

                                AMERUS GROUP CO.

                           Consolidated Balance Sheet

                                ($ in thousands)

                                 March 31, 2002


                                                                               WITH             FAS 115 AND 133       WITHOUT
LIABILITIES:                                                               FAS 115 AND 133        ADJUSTMENT       FAS 115 AND 133
                                                                           ---------------      ---------------    ---------------
Policyowner reserves and policyowner funds:
  Future life and annuity benefits                                            $ 15,404,118        $         --        $ 15,404,118
  Policyowner funds                                                                722,014                (327)            721,687
                                                                              ------------        ------------        ------------
    Sub-total                                                                   16,126,132                (327)         16,125,805

Accrued expenses and other liabilities                                             476,431              (3,587)            472,844
Dividends payable to policyowners                                                  187,021              (6,838)            180,183
Policy and contract claims                                                          39,773                  --              39,773
Income taxes payable                                                                17,444                  --              17,444
Debt:
  Bank debt                                                                         30,000                  --              30,000
  Senior notes                                                                     125,000                  --             125,000
  OCEANs                                                                           185,124                  --             185,124
  Surplus note                                                                      25,000                  --              25,000
  Other borrowings                                                                  15,452                  --              15,452
Separate Account liabilities                                                       325,380                  --             325,380
Liabilities of discontinued operations                                              18,974                  --              18,974
                                                                              ------------        ------------        ------------
  TOTAL LIABILITIES                                                             17,571,731             (10,752)         17,560,979

Company-obligated mandatorily-redeemable preferred capital securities of subsidiary trust holding solely junior subordinated debentures of the
Company:
  AmerUs Capital I                                                                  48,095                  --              48,095
  AmerUs Capital II                                                                    154                  --                 154
                                                                              ------------        ------------        ------------
    Sub-total                                                                       48,249                  --              48,249

STOCKHOLDERS' EQUITY:
Preferred Stock, no par value, 20,000,000 shares                                        --                  --                  --
  authorized, none issued
Common Stock, no par value, 230,000,000 shares                                      40,408                  --              40,408
  authorized; 40,407,968 shares issued and outstanding in 2002 (net of
  3,213,542 treasury shares) and 41,759,450 shares issued and outstanding in 2001 (net of 1,746,548 treasury shares)
Paid-in capital                                                                  1,074,600                  --           1,074,600
Accumulated other comprehensive income (loss)                                      (23,614)             23,614                  --
Unearned compensation                                                                 (690)                 --                (690)
Unallocated ESOP shares                                                               (224)                 --                (224)
Retained earnings                                                                   87,101                  --              87,101
                                                                              ------------        ------------        ------------

  TOTAL STOCKHOLDERS' EQUITY                                                     1,177,581              23,614           1,201,195
                                                                              ------------        ------------        ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                    $ 18,797,561        $     12,862        $ 18,810,423
                                                                              ============        ============        ============

                                AMERUS GROUP CO.

                                   Product Mix

                                ($ in thousands)

                      For the Three Months Ended March 31,



PROTECTION PRODUCTS REPETITIVE PREMIUMS(2):              2002            2001         % CHANGE
--------------------------------------------           ---------       --------        --------
Whole Life                                             $   1,120       $   2,012         (44.3%)

Interest-Sensitive Whole Life                             10,204              --            --

Term Life                                                  2,548           1,403          81.6%

Universal Life                                             8,326           1,649         404.9%

Equity-Indexed Life                                        8,665           5,269          64.5%
                                                       ---------       ---------         -----

  Sub-total                                               30,863          10,333         198.7%

Term Life from Private Label Sales(3)                      3,596              --            --

Variable universal life(1)                                   262           3,259         (92.0%)
                                                       ---------       ---------         -----

  TOTAL REPETITIVE PREMIUMS                            $  34,721       $  13,592         155.5%
                                                       =========       =========         =====


ACCUMULATION DEPOSITS(2):
Annuity Premiums:
  Fixed Annuity:
    Deferred Fixed Annuity                             $ 224,455       $ 437,038         (48.6%)
    Multi-Choice Annuity                                 134,649          50,544         166.4%
    Equity-Indexed Annuity                                34,857          33,809           3.1%
  Variable Annuity                                         2,663              --            --
Funding Agreement                                        275,000              --            --
                                                       =========       =========         =====

  Sub-total                                              671,624         521,391          28.8%

Joint Venture Premium(1):
  Fixed                                                    4,245           4,304          (1.4%)
  Variable                                                11,762          16,570         (29.0%)
                                                       ---------       ---------         -----
                                                          16,007          20,874         (23.3%)

TOTAL ACCUMULATION DEPOSITS                            $ 687,631       $ 542,265          26.8%
                                                       =========       =========         =====

----------
(1) Represents production at AMAL Corp. from AmerUs distribution sources

(2) Sales numbers include Indianapolis Life Insurance Company from the acquisition date (May 18, 2001) forward.

(3) Represents the Company's share of private label sales.

                                AMERUS GROUP CO.

                               Sources of Business

                                ($ in thousands)

                      For the Three Months Ended March 31,




PROTECTION PRODUCTS REPETITIVE PREMIUMS(3):           2002        2001     % CHANGE
-------------------------------------------         --------    --------   --------
Preferred Producer (Career)                         $  5,503    $  6,432     (14.4%)

Personal producing general agent (PPGA)               11,589       3,119     271.6%

Bank Distribution                                        219          57     284.2%

Independent Agent Force(2)                            13,552         725    1769.2%
                                                    --------    --------    ------

Total Repetitive Premium (excluding AMAL J.V.)        30,863      10,333     198.7%

Private Label Distribution(4)                          3,596          --        --

    AMAL Joint Venture(1)                                262       3,259     (92.0%)
                                                    --------    --------    ------

TOTAL REPETITIVE PREMIUMS                           $ 34,721    $ 13,592     155.5%
                                                    ========    ========    ======



ACCUMULATION DEPOSITS(3):
                                                                            ------
Preferred Producer (Career)                         $ 26,031    $ 29,862     (12.8%)

Personal Producing General Agent (PPGA)               10,935       5,061     116.1%

Bank Distribution                                     12,802      48,050     (73.4%)

Independent Agent Force(2)                           346,856     438,418     (20.9%)

Funding Agreement                                    275,000          --        --
                                                    --------    --------    ------

Total Accumulation Deposits (excluding AMAL J.V.)    671,624     521,391      28.8%

    AMAL Joint Venture(1)                             16,007      20,874     (23.3%)
                                                    --------    --------    ------

TOTAL ACCUMULATION DEPOSITS                         $687,631    $542,265      26.8%
                                                    ========    ========    ======

----------
(1) AMAL Joint Venture premiums include production from AmerUs distribution channels

(2) Independent agent premiums through brokerages are included with all other independent agent premiums

(3) Sales numbers include Indianapolis Life Insurance Company from the acquisition date (May 18, 2001) forward.

(4) Represents the Company's share of private label sales.

                                AMERUS GROUP CO.
                      Policyowner Liability Characteristics

                                ($ in thousands)


                                                                 MARCH 31,
                                                                   2002
                                                               ACCOUNT VALUE
                                                               -------------
FIXED DEFERRED ANNUITY SURRENDER
CHARGE PERCENTAGES:
Equity Index Annuity                                            $   744,449
Multi Choice Annuity                                              2,699,066
Market Value Adjustment                                             374,407
No surrender charge                                               1,090,213
1 percent                                                            91,769
2 percent                                                           204,527
3 percent                                                           155,241
4 percent                                                           293,926
5 percent                                                           277,773
6 percent                                                           426,146
7 percent                                                         1,086,126
8 percent                                                            92,591
9 percent                                                           634,276
10 percent or greater                                             1,852,642
                                                                -----------

Total                                                           $10,023,152
                                                                ===========
FIXED ANNUITY-INTEREST GUARANTEE PERIOD:
Equity Index Annuity                                            $   744,449
Multi Choice Annuity                                              2,699,066
Monthly guarantee                                                   174,117
Quarterly                                                         1,065,182
1 Year                                                            3,889,111
Multi-year                                                        1,373,825
Bailout                                                              77,402
                                                                -----------

                                                                $10,023,152
                                                                ===========
FIXED ANNUITY-ULTIMATE MINIMUM GUARANTEE RATE:
Equity Index Annuity                                            $   744,449
Multi Choice Annuity                                              2,699,066
3 percent                                                         2,715,199
3.25 percent                                                        558,708
3.50 percent                                                        755,983
4 percent                                                         2,451,515
4.5 percent                                                          54,356
5 percent                                                            30,230
Greater than 5 percent                                               13,646
                                                                -----------

Total                                                           $10,023,152
                                                                ===========

CREDITED RATE VS. MINIMUM GUARANTEED RATE DIFFERENTIAL:
Equity Index Annuity                                            $   744,449
Multi Choice Annuity                                              2,699,066
No Differential                                                     627,552
0.0% - 0.5%                                                         799,386
0.5% - 1.0%                                                         800,796
1.0% - 1.5%                                                         905,409
1.5% - 2.0%                                                       1,089,169
2.0% - 2.5%                                                         615,302
2.5% - 3.0%                                                         204,880
Greater Than 3.0%                                                 1,537,143
                                                                -----------

Total                                                           $10,023,152
                                                                ===========

                                AMERUS GROUP CO.

                  AMAL Corp. - Variable Products Joint Venture

                                ($ in thousands)

                      FOR THE THREE MONTHS ENDED MARCH 31,


FINANCIAL DATA:                                         2002            2001
--------------                                      -----------     -----------
Assets                                              $ 2,405,554     $ 2,395,334

Shareholders' equity                                    112,436         103,577

Net income                                                  769           2,353


SALES DATA:
Repetitive Life Premium                             $     1,447     $     5,254

Excess/Single Life Premium                                2,533          18,591

Fixed Annuity Premium                                     4,288           4,428

Variable Annuity Premium                                 41,069          61,826
                                                    -----------     -----------

Total Premium                                       $    49,337     $    90,099
                                                    ===========     ===========


RECONCILIATION OF NET INCOME TO
EQUITY IN EARNINGS OF AMAL CORP.:

Net Income                                          $       769     $     2,353

AmerUs' Minority Ownership(2)                                39%             34%
                                                    -----------     -----------

AmerUs Percentage of Net Income                             300             800

Amortization of Goodwill                                     --             (72)
                                                    -----------     -----------

Equity in Earnings of AMAL Corp. (1)                $       300     $       728
                                                    ===========     ===========



----------
(1) Equity in Earnings of AMAL Corp. included in Net Investment Income on the Consolidated Income Statement.

(2)  AmerUs increased its ownership of AMAL Corp. on March 28, 2001.

                                AMERUS GROUP CO.

                               Investment Summary

                            (Including Closed Block)

                                ($ in thousands)



                                                        MARCH 31, 2002              MARCH 31, 2001
PORTFOLIO COMPOSITION:                          Amortized Cost  Market Value  Amortized Cost  Market Value
----------------------            -             --------------  ------------  --------------   -----------
  Cash and cash equivalents                      $   109,214    $   109,214    $    44,517    $    44,517
  Securities available-for-sale:
    Investment grade bonds                        10,529,563     10,558,887      7,854,496      8,008,361
    Non-investment grade bonds                       929,418        889,721        634,394        603,834
    Equity securities                                 18,198         18,057         15,069         15,436
    Short-term investments                            17,317         17,332         13,179         13,198
  Securities held for trading:
    Investment grade bonds                         1,892,725      1,892,725         35,789         36,441
    Non-investment grade bonds                       173,994        173,994             --             --
    Equity securities                                 17,073         17,073             --             --
    Short-term investments                             4,200          4,200             --             --
  Loans                                              927,930        927,930        563,638        563,638
  Real estate                                          1,287          1,287          1,925          1,925
  Policy loans                                       501,037        501,037        311,123        311,123
  Other invested assets                              311,273        311,052        440,184        441,679
                                                 -----------    -----------    -----------    -----------
    TOTAL                                        $15,433,229    $15,422,509    $ 9,914,314    $10,040,152
                                                 ===========    ===========    ===========    ===========



INVESTMENT PORTFOLIO DATA(1):                           MARCH 31, 2002                MARCH 31, 2001
----------------------------                     --------------------------    ---------------------------
  Average NAIC Rating                                                  1.51                           1.44
  Average Maturity                                                     6.81                           6.76
  Effective Duration                                                   4.56                           4.48
  GAAP Effective Book Yield - Fixed Income                             6.37                           7.31




MORTGAGE LOANS:                                          MARCH 31, 2002               MARCH 31, 2001
---------------                                  --------------------------    -----------------------------
  Carrying Value                                                    927,930                          563,638
  Percent of Total Invested Assets (Market)                            6.02%                            5.61%

  Problem Loans                                                        9,639                           1,971
  Percent of Mortgage Loans (Market)                                   1.04%                            0.35%

  Restructured Loans                                                  3,583                              897
  Percentage of Mortgage Loans (Market)                                0.39%                            0.16%


                                                         MARCH 31, 2002                            MARCH 31, 2001
                                                 --------------------------------------  ----------------------------------------
HIGH YIELD SECURITIES (AT MARKET VALUE):         % of Asset Class  % of Rated Portfolio  % of Asset Class    % of Rated Portfolio
----------------------------------------         ----------------  --------------------  ----------------    --------------------
  NAIC 3                                              68.58%             5.40%                 69.48%               4.85%
  NAIC 4                                              29.83%             2.35%                 28.47%               1.99%
  NAIC 5                                              1.19%              0.09%                  1.84%               0.13%
  NAIC 6                                              0.40%              0.03%                  0.21%               0.01%
                                                    ------               ----                 ------                ----
    TOTAL                                           100.00%              7.87%                100.00%               6.98%
                                                    ======               =====                ======                ====


----------
(1) Investment portfolio data reflects fixed maturity securities managed by AmerUs Capital Management.

                                AMERUS GROUP CO.

                               Investment Summary

                            (Including Closed Block)

                                ($ in thousands)

                                                     MARCH 31, 2002         MARCH 31, 2001
FIXED MATURITY SECURITIES BY CATEGORY:         Market Value  % of Total  Market Value   % of Total
--------------------------------------         ------------  ----------  ------------   ----------
Government                                      $   960,428       7.1%    $   644,721       7.5%
Corporate                                         9,388,011      69.4%      5,573,543      64.4%
Mortgage-Backed (MBS)                             2,236,990      16.6%      1,601,503      18.5%
Asset-Backed (ABS)                                  781,749       5.8%        649,825       7.5%
Redeemable Preferred Stock                          148,149       1.1%        179,044       2.1%
                                                -----------     -----     -----------     -----
                                                $13,515,327     100.0%    $ 8,648,636     100.0%
                                                ===========     =====     ===========     =====

Private Placements (included above)               1,409,562      10.4%      1,095,366      12.7%


                                                  MARCH 31, 2002               MARCH 31, 2001
FIXED MATURITY SECURITIES BY QUALITY:          Market Value  % of Rated  Market Value   % of Rated
-------------------------------------          ------------  ----------  ------------   ----------
  AAA                                          $ 4,125,629       30.4%     $2,811,959      32.5%
  AA                                               939,583        7.0%        661,549       7.6%
  A                                              3,224,582       23.9%      2,233,037      25.8%
  BBB                                            3,803,353       28.1%      1,976,543      22.9%
  BB                                               525,128        3.9%        447,530       5.2%
  B and below                                      280,876        2.1%        136,538       1.6%
                                               -----------      -----      ----------     -----
    Sub-total                                   12,899,151       95.4%      8,267,156      95.6%
  Not Rated by S&P (average "A" by others)         616,176        4.6%        381,480       4.4%
                                               -----------      -----      ----------     -----

    TOTAL                                      $13,515,327      100.0%     $8,648,636     100.0%
                                               ===========      =====      ==========     =====

                                                    MARCH 31, 2002            MARCH 31, 2001
FIXED MATURITY SECURITIES BY INDUSTRY SECTOR:  Market Value  % of Total  Market Value   % of Total
---------------------------------------------  ------------  ----------  ------------   ----------
  Basic Industry                               $   415,637        3.1%     $  217,256       2.5%
  Capital Goods                                    475,781        3.5%        334,340       3.9%
  Communications                                 1,159,467        8.6%        593,134       6.9%
  Consumer Cyclical                                844,592        6.2%        447,436       5.2%
  Consumer Non Cyclical                          1,135,295        8.4%        488,939       5.7%
  Energy                                           794,738        5.9%        439,793       5.1%
  Technology                                       369,883        2.7%         98,365       1.1%
  Transportation                                   406,891        3.0%        303,839       3.5%
  Industrial Other                                  96,380        0.7%         60,811       0.7%
  Utilities                                      1,318,960        9.8%      1,018,369      11.8%
  Financial Institutions                         2,060,880       15.2%      1,378,669      15.9%
                                               -----------      -----      ----------     -----
    SUB-TOTAL                                    9,078,504       67.2%      5,380,951      62.3%

         Other(1)                                4,436,823       32.8%      3,267,685      37.7%
                                               -----------      -----      ----------     -----

    TOTAL                                      $13,515,327      100.0%     $8,648,636     100.0%
                                               ===========      =====      ==========     =====

(1) Includes government, asset-backed securities and mortgage-backed securities



                                            MARCH 31, 2002                 MARCH 31, 2001
MORTGAGE BACKED SECURITIES:           Amortized Cost  Market Value   Amortized Cost   Market Value
---------------------------           --------------  ------------   --------------   ------------
Planned Amortization Class (PACs)       $  458,956     $  463,472      $  266,438      $  270,826
Targeted Amortization Class (TACs)           2,729          2,787           5,655           5,682
Sequential Pay                             486,875        490,887         340,390         346,802
Subordinated                                80,128         83,359          63,845          66,420
Adjustable Rate Mortgages (ARMs)            16,444         16,621          20,774          20,777
Pass-thru                                1,149,936      1,159,701         876,808         890,996
Z bonds                                     20,621         20,163              --              --
                                        ----------     ----------      ----------      ----------
  TOTAL                                 $2,215,689     $2,236,990      $1,573,910      $1,601,503
                                        ==========     ==========      ==========      ==========

                                AMERUS GROUP CO.

                                  Closed Block

                                ($ in thousands)

                                                           MARCH 31,     DECEMBER 31,
                                                            2002            2001
                                                           ----------    ----------
LIABILITIES:
Future life and annuity benefits                           $2,819,368    $2,835,423
Policyowner funds                                               4,883         4,656
Accrued expenses and other liabilities                         70,146        69,678
Dividends payable to policyowners                             154,648       154,139
Policy and contract claims                                     11,499         8,843
Policyowner dividend obligation                                26,667        61,486
                                                           ----------    ----------

    TOTAL LIABILITIES                                       3,087,211     3,134,225
                                                           ----------    ----------

ASSETS:
Securities available-for-sale at fair value:
Fixed maturity securities                                   1,843,481     1,829,060
Loans                                                         104,163       105,901
Policy loans                                                  359,838       363,981
Other investments                                                  53         4,653
Cash and cash equivalents                                       5,777        18,382
Accrued investment income                                      32,587        32,396
Premiums, fees and other receivables                           17,200        22,414
Other assets                                                   43,770        41,827
                                                           ----------    ----------
    TOTAL ASSETS
                                                            2,406,869     2,418,614
                                                           ----------    ----------

Maximum future earnings to be recognized from
   assets and liabilities of the Closed Blocks             $  680,342    $  715,611
                                                           ==========    ==========



                                                          FOR THE THREE MONTHS ENDED
                                                                MARCH 31,
                                                           ------------------------
                                                              2002          2001
                                                           ----------    ----------

REVENUES AND EXPENSES:
Insurance premiums                                         $   65,788     $   44,848
Universal life and annuity product charges                      2,897          3,314
Net investment income                                          38,043         25,279
Realized gains (losses) on investments                          4,624            244
Policyowner benefits                                          (72,115)       (48,823)
Underwriting, acquisition and other expenses                   (1,254)          (766)
Dividends to policyowners                                     (26,335)       (17,627)
                                                           ----------     ----------

Contribution from the Closed Block before
   income taxes                                            $   11,648     $    6,469
                                                           ==========     ==========

                                AMERUS GROUP CO.

                             Additional Information

                                ($ in thousands)

                                                                                        MARCH 31,
LIFE INSURANCE IN FORCE (FACE AMOUNT):                                             2002            2001
--------------------------------------                                         -----------     -----------
  Traditional Life                                                             $52,128,000     $23,612,000
  Universal Life                                                                19,141,000      12,096,000
  Equity-Indexed Life                                                            2,417,000         790,000
                                                                               -----------     -----------

    TOTAL LIFE INSURANCE IN FORCE                                              $73,686,000     $36,498,000
                                                                               ===========     ===========


RESERVES (GAAP) (INCLUDING CLOSED BLOCK):
  Traditional Life                                                             $ 3,127,600     $ 1,756,249
  Universal Life                                                                 1,406,493         943,107
  Equity-Indexed Life                                                               63,553          18,882
                                                                               -----------     -----------
    Total Life Insurance Reserves                                                4,597,646       2,718,238

  Deferred Fixed Annuity                                                         7,109,206       6,147,066
  Multi-Choice Annuity                                                           2,947,183         154,647
  Equity-Index Annuity                                                             753,124         686,373
                                                                               -----------     -----------
    Total Annuity Reserves                                                      10,809,513       6,988,086

      TOTAL RESERVES                                                           $15,407,159     $ 9,706,324
                                                                               ===========     ===========


NUMBER OF PRODUCERS:
  Career Agents (including managing general agents)                                  1,176             995
  Personal Producing General Agents                                                  4,959           2,545
  Independent Agents                                                                27,671          11,423
  Wholesale Broker / Dealer - AMAL Corp. Joint Venture & IL Annuity                    903             681
  Registered Representatives - AMAL Corp. Joint Venture & IL Annuity                16,326          12,885
                                                                               -----------     -----------
    TOTAL PRODUCERS                                                                 51,035          28,529
                                                                               ===========     ===========


LIFE INSURANCE LAPSE RATE - YTD ANNUALIZED                                             8.3%            8.0%


ANNUITY WITHDRAWAL RATES - LTM
  With Internal Replacements                                                          11.7%           16.1%
  Without Internal Replacements                                                       11.1%           13.1%


FIXED ANNUITY SPREADS (GAAP) YTD:
  Portfolio Rate                                                                      6.68%           7.19%
  Credit Rate                                                                         4.73%           5.07%
                                                                               -----------     -----------
    Spread                                                                            1.95%           2.12%
                                                                               ===========     ===========

                                AMERUS GROUP CO.

                             Additional Information

                                ($ in thousands)



DPAC / VOBA ROLLFORWARD:                                DPAC           VOBA
------------------------                              ---------     ---------
  Beginning Balance - December 31, 2001               $ 642,680     $ 583,829

  Capitalization                                         85,448         9,509

  (Amortization)                                        (18,008)      (21,834)

  FAS 115 Adjustment                                     29,990        25,686
                                                      ---------     ---------

  Ending Balance - March 31, 2002                     $ 740,110     $ 597,190
                                                      =========     =========


CONTRIBUTION FROM THE CLOSED BLOCK                     2002            2003
-----------------------------------                   -------        -------
  First Quarter                                       $11,648        $10,282

  Second Quarter                                       11,337         10,003

  Third Quarter                                        11,034          9,729

  Fourth Quarter                                       10,738          9,462
                                                      -------        -------

    Total                                             $44,757        $39,476
                                                      =======        =======

NOTE: The above table sets forth the actuarial calculation of the expected contribution from the Closed Block. The actual contribution from the Closed Block may vary from the amounts illustrated here due to differences between actual mortality results, investment results and other factors as compared to the expected results for these items used in the actuarial calculation.

                                AMERUS GROUP CO.

                         Income Tax Rate Reconciliation




                                                            FOR THE THREE MONTHS ENDED
                                                                     MARCH 31,
                                                               2002            2001
                                                              -----           ------
Corporate federal income tax rate                             35.00%          35.00%

Goodwill amortization                                            --            2.31%

Net benefit of tax credits                                    (0.13%)         (0.70%)

Demutualization costs                                          0.36%             --

Dividend received deduction                                   (0.49%)         (0.93%)

Non-deductible meals, entertainment & dues                     0.40%           0.56%

Tax exempt income                                             (3.26%)         (2.32%)

Other items, net                                              (0.03%)          0.07%
                                                              -----           -----

Effective tax rate                                            31.85%          33.99%
                                                              =====           =====

                                CORPORATE PROFILE

    AmerUs Group Co. is an Iowa corporation headquartered in Des Moines, Iowa that markets and underwrites a complete line of life insurance and annuity products to individuals and small businesses. With $18.8 billion in assets, AmerUs sells products in 50 states, the District of Columbia and the Virgin
   Islands through its operating subsidiaries: AmerUs Life Insurance Company;
    American Investors Life Insurance Company, Inc.; Financial Benefit Life
      Insurance Company; Delta Life and Annuity Company; Indianapolis Life
       Insurance Company, Inc.; IL Annuity and Insurance Company; Bankers
            Life Insurance Company of New York; Western Security Life
                   Insurance Company and IL Securities, Inc.

      AmerUs Group's common stock is traded on the New York Stock Exchange
                     (NYSE) under the trading symbol "AMH".


                             CORPORATE HEADQUARTERS


                                AmerUs Group Co.
                         699 Walnut Street - 20th Floor
                              Des Moines, IA 50309
                              Phone: (515) 362-3600
                               Fax: (515) 362-3648


--------------------------------------------------------------------------------


                      COMMON STOCK AND DIVIDEND INFORMATION

                                                       DIVIDEND
2002                                 HIGH      LOW     DECLARED
                                    ------    ------   --------
     FIRST QUARTER                  $39.50    $34.00    $0.00

2001
     FIRST QUARTER                  $32.00    $27.00    $0.00
     SECOND QUARTER                 $36.50    $28.56    $0.00
     THIRD QUARTER                  $35.20    $30.90    $0.00
     FOURTH QUARTER                 $36.43    $30.27    $0.40



--------------------------------------------------------------------------------


        INVESTOR RELATIONS                   TRANSFER AGENT AND REGISTRAR

           Marty Ketelaar                    Mellon Investor Service, LLC
    Director - Investor Relations                  P.O. Box 3315
      Phone - (515) 362-3693                South Hackensack, NJ 07606-1915
       Fax - (515) 362-3648                        (800) 304-9709
 e-mail: marty.ketelaar@amerus.com              www.melloninvestor.com


--------------------------------------------------------------------------------


                       ANNUAL REPORT AND OTHER INFORMATION

Shareholders may receive, without charge, a copy of AmerUs Group Co.'s Annual Report for the year ended December 31, 2001 by contacting the Company at (515) 362-3695 or by visiting our web site at www.amerus.com.

AmerUs Group Co.'s Form 10-K (without exhibits) filed with the Securities and Exchange Commission for the year ended December 31, 2001, Forms 10-Q and press releases are also available at no charge by calling (515) 362-3695 or by visiting the Company's web site at www.amerus.com.